UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 2, 2011

BSD MEDICAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-10783	75-1590407
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2188 West 2200 South

Salt Lake City, Utah 84119

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:  (801) 972-5555

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On February 2, 2011, BSD Medical Corporation (the “Company”) held its 2011 Annual Meeting of Stockholders (“Annual Meeting”).  The matters voted on and the results of the votes were as follows:

1.  The stockholders elected six members to the Board of Directors to serve until the next annual meeting or until their successors are duly elected and qualified.  The votes regarding this proposal were as follows:

	Shares For	Withheld	Broker Non-Vote
Timothy C. McQuay	11,730,357	141,067	9,693,135
Harold R. Wolcott	11,799,787	71,637	9,693,135
Gerhard W. Sennewald	11,763,038	108,386	9,693,135
Michael Nobel	11,797,186	74,238	9,693,135
Douglas P. Boyd	11,796,642	74,782	9,693,135
Steven G. Stewart	11,776,557	94,867	9,693,135

2.  The stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of shares of authorized common stock from 40,000,000 to 80,000,000 shares.  The votes regarding this proposal were as follows:

Shares For	Shares Against	Abstain

17,994,905	3,520,480	49,174

3.  The stockholders approved, on an advisory basis, the compensation of the named executive officers of the Company.  The votes regarding this proposal were as follows:

Shares For	Shares Against	Abstain	Broker Non-Vote

11,314,380	476,448	80,596	9,693,135

4.  The stockholders indicated their preference, on an advisory basis, that the frequency of the advisory vote to approve the compensation of the named executive officers of the Company be every two years.  The votes regarding this proposal were as follows:

1 Year	2 Years	3 Years	Abstain

1,645,760	9,880,811	211,552	133,301

In accordance with the voting results for this item, the Company’s Board of Directors determined that an advisory vote to approve the compensation of the named executive officers of the Company will be conducted every two years, until the next stockholder advisory vote on the frequency of the advisory vote to approve the compensation of the named executive officers of the Company.

5.  The stockholders ratified the selection of Tanner LLC as the Company’s independent registered public accountants for the fiscal year ending August 31, 2011.  The votes regarding this proposal were as follows:

Shares For	Shares Against	Abstain

20,784,185	140,018	640,356

Item 8.01. Other Events.

Following stockholder approval at the Annual Meeting (as disclosed under Item 5.07 of this report) of the amendment to the Company’s Amended and Restated Certificate of Incorporation, the Company filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware.  A copy of the Certificate of Amendment to the Amended and Restated Certificate of Incorporation of BSD Medical Corporation is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of BSD Medical Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BSD MEDICAL CORPORATION
Date: February 7, 2011
By: /s/ Dennis P. Gauger
Name: Dennis P. Gauger
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of BSD Medical Corporation